COUSINS PROPERTIES INCORPORATED
QUARTERLY INFORMATION PACKAGE
For the Quarter Ended September 30, 2014

Certain matters discussed in this news release are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, the availability and terms of capital and financing; the ability to refinance indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions or dispositions; the potential dilutive effect of common stock offerings; the availability of buyers and adequate pricing with respect to the disposition of assets; risks related to the geographic concentration of our portfolio; risks and uncertainties related to national and local economic conditions, the real estate industry in general, and the commercial real estate markets in particular; changes to the Company's strategy with regard to land and other non-core holdings that require impairment losses to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, and the ability to lease newly developed and/or recently acquired space; the adverse change in the financial condition of one or more of its major tenants; volatility in interest rates and insurance rates; the availability of sufficient investment opportunities; competition from other developers or investors; the risks associated with real estate developments and acquisitions (such as zoning approval, receipts of required permits, construction delays, cost overruns, and leasing risk); the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. The words “believes,” “expects,” “anticipates,” “estimates,” ”plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

News Release

CONTACT:

Gregg D. Adzema	Marli Quesinberry
Executive Vice President and	Director, Investor Relations and
Chief Financial Officer	Corporate Communications
(404) 407-1116	(404) 407-1898
greggadzema@cousinsproperties.com	marliquesinberry@cousinsproperties.com

COUSINS PROPERTIES REPORTS
THIRD QUARTER 2014 RESULTS
Highlights

•	Funds From Operations for the third quarter was $0.20 per share.

•	Same property net operating income for the third quarter on a cash basis was up 12.8% over the prior year, and on a GAAP basis was up 3.6% over the prior year.

•	Issued 18 million shares of common stock for net proceeds of $223.4 million.

•	Acquired Fifth Third Center in Charlotte, North Carolina for $215 million.

•	Subsequent to quarter end, acquired Northpark Town Center in Atlanta, Georgia for $348 million.
ATLANTA (October 29, 2014) - Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the quarter ended September 30, 2014.
“We continue to string together very solid quarters, driven by continued progress with the implementation of our strategic plan combined with improving office fundamentals in our Sunbelt markets,” said Larry Gellerstedt, President and Chief Executive Officer of Cousins.
Portfolio Activity

•	Leased or renewed 550,283 square feet of office space during the third quarter.

•	Second generation net office rent per square foot on a cash basis increased 7.6% for the third quarter, and on a GAAP basis increased 36.3% for the third quarter.
Transaction Activity

•	Sold Lakeshore Park Plaza, a 197,000 square foot office asset in Birmingham, Alabama, for a gross sales price of $25 million, and recognized a gain of $13 million.

•
Acquired Fifth Third Center, a 698,000 square foot Class-A office tower located in Charlotte. The gross purchase price for this property was $215 million, before adjustments for customary closing costs and other closing credits.

•
Subsequent to quarter end, acquired Northpark Town Center, a 1.5 million square foot Class-A office asset located in Atlanta. The gross purchase price for this property was $348 million, before adjustments for customary closing costs and other closing credits.

Financing Activity

•	Issued 18 million shares of common stock for net proceeds of $223.4 million, which includes customary legal, accounting, and other expenses.

•	Subsequent to quarter end, closed an $85 million non-recourse mortgage loan secured by 816 Congress. This loan has a fixed rate of 3.75% and a ten-year term.
Financial Results
FFO was $41.7 million, or $0.20 per share, for the third quarter of 2014, compared with $17.2 million, or $0.11 per share, for the third quarter of 2013. FFO was $113.6 million, or $0.57 per share, for the nine months ended September 30, 2014, compared with $42.8 million, or $0.33 per share, for same period in 2013.
Net income available to common stockholders was $19.3 million, or $0.09 per share, for the third quarter of 2014, compared with $59.4 million, or $0.36 per share, for the third quarter of 2013. Net income available to common stockholders was $22.3 million, or $0.11 per share, for the nine months ended September 30, 2014, compared with $107.0 million, or $0.83 per share, for same period in 2013. The nine months ended September 30, 2013 included $56.8 million in gains recognized on the sale of 50% of the Company’s interest in Terminus 100 and on the acquisition of Terminus 200, which was achieved in stages.
Investor Conference Call and Webcast
The Company will conduct a conference call at 11 a.m. (Eastern Time) on Thursday, October 30, 2014, to discuss the results of the quarter ended September 30, 2014. The number to call for this interactive teleconference is (212) 231-2920.
A replay of the conference call will be available for 14 days by dialing (402) 977-9140 and entering the passcode 21734636. The replay can be accessed on the Company's website, www.cousinsproperties.com, through the “Q3 2014 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page.
Cousins Properties Incorporated is a leading fully-integrated real estate investment trust (REIT) with extensive experience in development, acquisition, financing, management, and leasing. Based in Atlanta, the Company actively invests in top-tier urban office assets and opportunistic mixed-use properties in Sunbelt markets.
The Consolidated Statements of Operations, Consolidated Balance Sheets, a schedule entitled Funds From Operations, which reconciles Net Income (Loss) Available to FFO, and a schedule entitled Same Property Information, which reconciles cash basis same property net operating income to rental property revenues and rental property expenses, are attached to this press release. The change in second generation net rent per square foot represents the aggregate net rent (base rent less operating expense reimbursements and leasing costs) paid by prior tenants compared to the aggregate net rent paid by current tenants for spaces that have been re-leased in the office portfolio. Second generation leases exclude leases executed for spaces that were vacant upon acquisition, new leases in a development property, and leases for spaces that have been vacant for one year or more. More detailed information on Net Income (Loss) Available and FFO results is included in the “Net Income and Funds From Operations - Supplemental Detail” schedule, which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Supplemental Information” and “SEC Filings” links on the “Investor Information & Filings” link of the Investor Relations page of the Company’s website at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (404) 407-1898.
Certain matters discussed in this news release are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risk. These include, but are not limited to, the availability and terms of capital and financing; the ability to refinance indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions and investments or from dispositions; the potential dilutive effect of common stock offerings; the availability of buyers and adequate pricing with respect to the disposition of assets; risks related to the geographic concentration of our portfolio; risks and uncertainties related to national and local economic conditions, the real estate industry in general, and the commercial real estate markets in particular; changes to the Company's strategy with regard to land and other non-core holdings that require impairment losses to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, and the ability to lease newly developed and/or recently acquired space; the adverse change in the financial condition of one or more of its major tenants; volatility in interest rates and insurance rates; the availability of sufficient investment opportunities; competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those described in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2013. The words “believes,” “expects,” “anticipates,” “estimates,” ”plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that such plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise, except as required under U.S. federal securities laws.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30
	2014	2013	2014	2013
Revenues:
Rental property revenues	$86,857	$47,575	$244,375	$117,799
Fee income	1,802	2,420	6,165	8,932
Other	439	439	4,786	4,488
	89,098	50,434	255,326	131,219
Costs and expenses:
Rental property operating expenses	38,685	22,035	109,501	55,112
Reimbursed expenses	783	1,097	2,703	4,365
General and administrative expenses	5,021	6,635	16,388	17,257
Interest expense	6,817	5,149	20,954	14,325
Depreciation and amortization	32,704	18,511	101,979	44,686
Separation expenses	—	520	84	520
Acquisition and related costs	644	6,859	815	7,427
Other	481	1,072	1,852	3,258
	85,135	61,878	254,276	146,950
Income (loss) from continuing operations before taxes, unconsolidated joint ventures, and sale of investment properties	3,963	(11,444)	1,050	(15,731)
Benefit (provision) for income taxes from operations	(1)	(1)	20	(3)
Income from unconsolidated joint ventures	2,030	63,078	5,343	65,862
Income from continuing operations before gain on sale of investment properties	5,992	51,633	6,413	50,128
Gain on sale of investment properties	81	3,801	1,569	61,361
Income from continuing operations	6,073	55,434	7,982	111,489
Income from discontinued operations:
Income from discontinued operations	348	1,257	1,806	2,724
Gain on sale from discontinued operations	12,993	8,346	19,372	8,550
	13,341	9,603	21,178	11,274
Net income	19,414	65,037	29,160	122,763
Net income attributable to noncontrolling interests	(92)	(3,879)	(376)	(4,901)
Net income attributable to controlling interests	19,322	61,158	28,784	117,862
Preferred share original issuance costs	—	—	(3,530)	(2,656)
Dividends to preferred stockholders	—	(1,777)	(2,955)	(8,231)
Net income available to common stockholders	$19,322	$59,381	$22,299	$106,975
Per common share information — basic and diluted:
Income from continuing operations attributable to controlling interest	$0.03	$0.30	$—	$0.74
Income from discontinued operations	0.06	0.06	0.11	0.09
Net income available to common stockholders	$0.09	$0.36	$0.11	$0.83
Weighted average shares — basic	209,839	163,426	200,073	128,953
Weighted average shares — diluted	210,111	163,603	200,325	129,121
Dividends declared per common share	$0.075	$0.045	$0.225	$0.135

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
(unaudited; in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net Income Available to Common Stockholders	$19,322	$59,381	$22,299	$106,975
Depreciation and amortization of real estate assets:
Consolidated properties	32,472	18,319	101,361	44,122
Discontinued properties	—	492	—	2,590
Share of unconsolidated joint ventures	2,874	3,079	8,958	10,450
(Gain) loss on sale of depreciated properties:
Consolidated properties	—	(3,643)	—	(60,686)
Discontinued properties	(12,993)	(3,371)	(19,362)	(3,575)
Share of unconsolidated joint ventures	—	(60,421)	387	(60,421)
Noncontrolling interest related to the sale of depreciated properties	—	3,390	—	3,390
Funds From Operations Available to Common Stockholders	$41,675	$17,226	$113,643	$42,845
Per Common Share — Basic and Diluted:
Net Income Available	$0.09	$0.36	$0.11	$0.83
Funds From Operations	$0.20	$0.11	$0.57	$0.33
Weighted Average Shares — Basic	209,839	163,426	200,073	128,953
Weighted Average Shares — Diluted	210,111	163,603	200,325	129,121

The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income Available to Common Stockholders for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts' ("NAREIT") definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States ("GAAP")), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and other key employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)

	September 30, 2014	December 31, 2013
	(unaudited)
Assets:
Real estate assets:
Operating properties, net of accumulated depreciation of $297,034 and $235,707 in 2014 and 2013, respectively	$1,863,442	$1,828,437
Projects under development	76,772	21,681
Land	26,831	35,053
	1,967,045	1,885,171
Operating properties and related assets held for sale, net of accumulated depreciation and amortization of $14,851 and $21,444 in 2014 and 2013, respectively	181,116	24,554
Cash and cash equivalents	7,210	975
Restricted cash	4,652	2,810
Notes and accounts receivable, net of allowance for doubtful accounts of $1,635 and $1,827 in 2014 and 2013, respectively	12,208	11,778
Deferred rents receivable	52,985	39,969
Investment in unconsolidated joint ventures	111,353	107,082
Intangible assets, net of accumulated amortization of $64,947 and $37,544 in 2014 and 2013, respectively	141,610	170,973
Other assets	55,481	29,894
Total assets	$2,533,660	$2,273,206
Liabilities:
Notes payable	$671,074	$630,094
Accounts payable and accrued expenses	87,415	76,668
Deferred income	24,156	25,754
Intangible liabilities, net of accumulated amortization of $14,514 and $6,323 in 2014 and 2013, respectively	67,659	66,476
Other liabilities	15,753	15,242
Total liabilities	866,057	814,234
Commitments and contingencies	—	—
Equity:
Stockholders' investment:
Preferred stock, 7.50% Series B cumulative redeemable preferred stock, $1 par value, $25 liquidation preference, 20,000,000 shares authorized, -0- and 3,791,000 shares issued and outstanding in 2014 and 2013, respectively	—	94,775
Common stock, $1 par value, 350,000,000 and 250,000,000 shares authorized, 220,078,986 and 193,236,454 shares issued in 2014 and 2013, respectively	220,079	193,236
Additional paid-in capital	1,720,559	1,420,951
Treasury stock at cost, 3,570,082 shares in 2014 and 2013	(86,840)	(86,840)
Distributions in excess of cumulative net income	(187,773)	(164,721)
	1,666,025	1,457,401
Nonredeemable noncontrolling interests	1,578	1,571
Total equity	1,667,603	1,458,972
Total liabilities and equity	$2,533,660	$2,273,206

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
SAME PROPERTY INFORMATION
(Unaudited, in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2014		2013	2014		2013
Net Operating Income - Consolidated Properties
Rental property revenues	$86,857		$47,575	$244,375		$117,799
Rental property expenses	(38,685)		(22,035)	(109,501)		(55,112)
	48,172		25,540	134,874		62,687
Net Operating Income - Discontinued Operations
Rental property revenues	601		2,870	2,923		8,811
Rental property expenses	(260)		(1,118)	(1,125)		(3,493)
	341		1,752	1,798		5,318
Net Operating Income - Unconsolidated Joint Ventures	6,599	—	7,540	19,747	—	21,570
Total Net Operating Income	$55,112		$34,832	$156,419		$89,575

Net Operating Income
Same Property	$14,751	—	$14,233	$44,558	—	$42,675
Non-Same Property	40,361	—	20,599	111,861	—	46,900
	$55,112		$34,832	$156,419		$89,575

Non-Cash Items
Straight-line rent	$4,168		$3,245	$16,819		$7,795
Other	1,554		706	4,765		846
	5,722		3,951	21,584		8,641
Cash Basis Property Net Operating Income
Same Property	14,652	—	12,986	43,669	—	38,853
Non-Same Property	34,738	—	17,895	91,166	—	42,081
	$49,390		$30,881	$134,835		$80,934

This schedule shows Same Property Net Operating Income and the related reconciliation to rental property revenues and rental property expenses. Net Operating Income is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income. Same Property Net Operating Income includes those office properties that have been fully operational in each of the comparable reporting periods. A fully operational property is one that has achieved 90% economic occupancy for each of the two periods presented or has been substantially complete and owned by the Company for each of the two periods presented and the preceding year. Same Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.

Cash Basis Same Property Net Operating Income represents Net Operating Income excluding straight-line rents, amortization of lease inducements, and amortization of acquired above and below market rents.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 3rd	2014 YTD
Property Statistics
Number of Operating Properties	30	31	33	24	23	23	22	22	22	22
Rentable Square Feet (in thousands)	11,827	13,111	13,546	15,768	15,723	15,723	15,600	15,600	16,101	16,101

Leverage Ratios (1)
Debt/Total Market Capitalization	36.5%	32.3%	32.1%	29.9%	29.5%	29.5%	25.6%	26.5%	25.7%	25.7%
Debt/Total Undepreciated Assets	35.3%	34.6%	33.1%	30.8%	30.0%	30.0%	28.0%	30.1%	28.1%	28.1%

Coverage Ratios (1)
Interest Coverage	3.53	3.28	4.13	3.98	4.92	4.15	5.23	5.63	5.91	5.59
Fixed Charges Coverage	2.03	1.86	2.36	2.73	3.51	2.64	3.56	4.00	4.61	4.03
Debt/Annualized EBITDA	6.00	7.01	5.73	7.59	4.72	4.72	4.31	4.48	4.37	4.37

Dividend Ratios (1)
FFO Payout Ratio	28.2%	40.9%	38.4%	49.6%	24.9%	35.3%	39.3%	41.6%	39.0%	39.9%
FFO Before Certain Charges Payout Ratio	32.4%	40.1%	31.7%	42.5%	24.9%	32.7%	39.2%	37.7%	38.4%	38.4%
FAD Payout Ratio	43.0%	79.5%	67.7%	85.3%	42.3%	61.6%	61.1%	69.4%	68.9%	66.4%
FAD Before Certain Charges Payout Ratio	53.6%	76.5%	49.3%	66.4%	42.3%	54.2%	60.9%	59.2%	67.1%	62.4%

Operations Ratios (1)
General and Administrative Expenses/Revenues (2)	12.2%	14.7%	10.0%	12.4%	5.8%	9.9%	6.8%	6.7%	5.6%	6.3%
Annualized General and Administrative Expenses/Total Undepreciated Assets	1.3%	1.4%	1.0%	0.9%	0.7%	0.7%	0.8%	0.8%	0.6%	0.6%

(1) See calculations and reconciliations of Non-GAAP financial measures.
(2) Includes discontinued operations.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS - SUMMARY (1)
($ in thousands, except per share amounts)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 3rd	2014 YTD
Net Operating Income
Office	80,907	21,837	23,894	30,308	46,464	122,503	47,598	48,821	52,691	149,110
Retail	29,429	4,290	4,302	3,663	1,023	13,278	1,303	1,288	1,221	3,813
Other	121	43	376	861	1,019	2,299	1,117	1,179	1,200	3,496
Total Net Operating Income	110,457	26,170	28,572	34,832	48,506	138,080	50,018	51,288	55,112	156,419
Sales Less Cost of Sales
Land	4,915	243	276	725	29	1,273	160	1,331	82	1,573
Other	309	168	(8)	(6)	37	191	—	42	—	42
Total Sales Less Cost of Sales	5,224	411	268	719	66	1,464	160	1,373	82	1,615
Fee Income	17,797	3,580	2,931	2,420	1,959	10,890	2,339	2,025	1,803	6,167
Third Party Management and Leasing Revenues	16,365	74	2	—	—	76	—	—	—	—
Other Income	5,153	282	2,064	303	879	3,528	1,908	2,256	399	4,563
Total Fee and Other Income	39,315	3,936	4,997	2,723	2,838	14,494	4,247	4,281	2,202	10,730
Gain on Sale of Third Party Management and Leasing Business	7,459	—	—	4,531	45	4,576	7	—	5	12
Third Party Management and Leasing Expenses	(13,675)	(53)	(27)	(14)	(3)	(97)	—	—	(1)	(1)
Reimbursed Expenses	(7,063)	(1,910)	(1,359)	(1,097)	(850)	(5,216)	(932)	(988)	(783)	(2,703)
Separation Expenses	(1,985)	—	—	(520)	—	(520)	(84)	—	—	(84)
General and Administrative Expenses	(23,208)	(6,069)	(4,552)	(6,635)	(4,684)	(21,940)	(5,611)	(5,756)	(5,022)	(16,389)
Loss on Debt Extinguishment	(94)	—	—	—	—	—	—	—	—	—
Interest Expense	(28,154)	(6,645)	(6,573)	(7,224)	(9,230)	(29,672)	(9,012)	(8,813)	(8,660)	(26,485)
Impairment Loss	(488)	—	—	—	—	—	—	—	—	—
Other Expenses	(7,209)	(946)	(1,071)	(8,092)	(498)	(10,607)	(650)	(689)	(1,014)	(2,353)
Income Tax Benefit (Provision)	(90)	(1)	(1)	(1)	26	23	12	9	(1)	20
Depreciation and Amortization of Non-Real Estate Assets	(1,090)	(205)	(213)	(219)	(150)	(787)	(196)	(213)	(244)	(653)
Preferred Stock Dividends and Original Issuance Costs	(12,907)	(3,227)	(5,883)	(1,777)	(1,777)	(12,664)	(1,777)	(4,708)	—	(6,485)
FFO	66,492	11,461	14,158	17,226	34,289	77,134	36,182	35,784	41,675	113,643
Weighted Average Shares - Basic	104,117	104,119	118,661	163,426	189,665	144,255	191,739	198,440	209,839	200,073
Weighted Average Shares - Diluted	104,125	104,252	118,845	163,603	189,853	144,420	191,952	198,702	210,111	200,325
FFO per Share - Basic and Diluted	0.64	0.11	0.12	0.11	0.18	0.53	0.19	0.18	0.20	0.57

(1) Amounts may differ slightly from other schedules herein due to rounding.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)
($ in thousands, except per share amounts)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 3rd	2014 YTD
NET OPERATING INCOME
OFFICE:
CONSOLIDATED PROPERTIES:
GREENWAY PLAZA	—	—	—	5,103	19,503	24,606	18,202	19,295	20,356	57,853
POST OAK CENTRAL	—	2,459	4,328	4,498	4,308	15,593	5,564	5,886	6,032	17,482
191 PEACHTREE TOWER	15,222	4,064	4,021	3,982	3,973	16,040	4,198	4,650	4,115	12,963
THE AMERICAN CANCER SOCIETY CENTER	11,029	2,881	2,932	2,911	2,815	11,539	2,992	3,022	3,329	9,343
PROMENADE	8,748	2,485	2,235	2,453	2,395	9,568	2,772	2,792	3,030	8,594
777 MAIN	—	—	—	699	2,355	3,054	2,560	2,442	2,642	7,644
816 CONGRESS AVENUE	—	—	1,098	1,498	1,433	4,029	1,536	1,740	1,862	5,138
NORTH POINT CENTER EAST	5,186	1,373	1,452	1,508	1,576	5,909	1,606	1,564	1,471	4,641
2100 ROSS AVENUE	1,511	1,101	1,305	965	1,249	4,620	1,474	936	1,497	3,907
MERIDIAN MARK PLAZA	4,033	1,037	1,011	1,056	1,007	4,111	908	1,008	898	2,814
FIFTH THIRD CENTER	—	—	—	—	—	—	—	—	2,196	2,196
THE POINTS AT WATERVIEW	2,065	505	464	449	458	1,876	415	329	348	1,092
TERMINUS 100 (2)	15,809	1,627	(1)	58	11	1,695	4	(2)	—	2
OTHER	(46)	(7)	(4)	(5)	—	(16)	(6)	4	—	(2)
SUBTOTAL - OFFICE CONSOLIDATED	63,557	17,525	18,841	25,175	41,083	102,624	42,225	43,666	47,776	133,667

UNCONSOLIDATED PROPERTIES:
TERMINUS 100 (2)	—	1,208	1,821	1,938	1,925	6,892	1,973	1,875	1,831	5,679
TERMINUS 200 (3)	1,545	898	1,144	1,093	1,143	4,278	1,235	1,466	1,449	4,150
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	3,758	981	956	968	969	3,874	998	962	1,008	2,968
GATEWAY VILLAGE (4)	1,208	302	302	302	302	1,208	302	302	302	906
OTHER (5)	6,244	(16)	(17)	(16)	(12)	(61)	(15)	(12)	(15)	(42)
SUBTOTAL - OFFICE UNCONSOLIDATED	12,755	3,373	4,206	4,285	4,327	16,191	4,493	4,593	4,575	13,661

DISCONTINUED OPERATIONS (6)	4,595	939	847	848	1,054	3,688	880	562	340	1,782

TOTAL - OFFICE NET OPERATING INCOME	80,907	21,837	23,894	30,308	46,464	122,503	47,598	48,821	52,691	149,110

RETAIL:
CONSOLIDATED PROPERTIES:
MAHAN VILLAGE	314	390	389	363	454	1,596	402	414	402	1,218
OTHER	6	(2)	1	1	(303)	(303)	—	(7)	(6)	(13)
SUBTOTAL - RETAIL CONSOLIDATED	320	388	390	364	151	1,293	402	407	396	1,205

UNCONSOLIDATED PROPERTIES:
CW INVESTMENTS (7)	2,398	580	578	579	568	2,305	567	566	569	1,702
EMORY POINT	10	274	344	303	290	1,211	321	312	257	890
OTHER (8)	8,311	2,177	2,078	1,510	(9)	5,756	—	(4)	—	(4)
SUBTOTAL - RETAIL UNCONSOLIDATED	10,719	3,031	3,000	2,392	849	9,272	888	874	826	2,588

DISCONTINUED OPERATIONS (9)	18,390	871	912	907	23	2,713	13	7	(1)	20

TOTAL - RETAIL NET OPERATING INCOME	29,429	4,290	4,302	3,663	1,023	13,278	1,303	1,288	1,221	3,813

OTHER:
UNCONSOLIDATED PROPERTIES:
EMORY POINT RESIDENTIAL	122	43	376	861	1,020	2,300	1,118	1,181	1,200	3,499
SUBTOTAL - OTHER UNCONSOLIDATED	122	43	376	861	1,020	2,300	1,118	1,181	1,200	3,499

DISCONTINUED OPERATIONS OTHER	(1)	—	—	—	(1)	(1)	(1)	(2)	—	(3)

TOTAL - OTHER NET OPERATING INCOME	121	43	376	861	1,019	2,299	1,117	1,179	1,200	3,496

TOTAL NET OPERATING INCOME	110,457	26,170	28,572	34,832	48,506	138,080	50,018	51,288	55,112	156,419

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)
($ in thousands, except per share amounts)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 3rd	2014 YTD

SALES LESS COST OF SALES
LAND SALES LESS COST OF SALES - CONSOLIDATED	4,915	243	276	610	29	1,158	160	1,326	82	1,568
LAND SALES LESS COST OF SALES - UNCONSOLIDATED	—	—	—	115	—	115	—	5	—	5
SUBTOTAL - LAND SALES LESS COST OF SALES	4,915	243	276	725	29	1,273	160	1,331	82	1,573

OTHER - CONSOLIDATED	281	158	—	—	37	195	—	—	—	—
OTHER - UNCONSOLIDATED	28	10	(8)	(6)	—	(4)	—	42	—	42
SUBTOTAL - OTHER SALES LESS COST OF SALES	309	168	(8)	(6)	37	191	—	42	—	42

TOTAL SALES LESS COST OF SALES	5,224	411	268	719	66	1,464	160	1,373	82	1,615

FEE INCOME
DEVELOPMENT FEES	9,059	1,335	585	594	588	3,102	937	541	571	2,049
MANAGEMENT FEES (10)	8,164	2,030	2,146	1,793	1,254	7,223	1,315	1,446	1,203	3,964
LEASING & OTHER FEES	574	215	200	33	117	565	87	38	29	154
TOTAL - FEE INCOME	17,797	3,580	2,931	2,420	1,959	10,890	2,339	2,025	1,803	6,167

THIRD PARTY MANAGEMENT AND LEASING REVENUES	16,365	74	2	—	—	76	—	—	—	—

OTHER INCOME
TERMINATION FEES	128	19	1,965	155	813	2,952	1,843	2,210	280	4,333
TERMINATION FEES - DISCONTINUED OPERATIONS	3,512	—	—	—	—	—	—	2	—	2
INTEREST AND OTHER INCOME	1,513	259	100	136	66	561	65	44	111	220
INTEREST AND OTHER INCOME - DISCONTINUED OPERATIONS	—	4	(1)	12	—	15	—	—	8	8
TOTAL INTEREST INCOME & OTHER	5,153	282	2,064	303	879	3,528	1,908	2,256	399	4,563

TOTAL FEE AND OTHER INCOME	39,315	3,936	4,997	2,723	2,838	14,494	4,247	4,281	2,202	10,730

GAIN ON SALE OF THIRD PARTY MANAGEMENT AND LEASING BUSINESS	7,459	—	—	4,531	45	4,576	7	—	5	12

THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(13,675)	(53)	(27)	(14)	(3)	(97)	—	—	(1)	(1)

REIMBURSED EXPENSES	(7,063)	(1,910)	(1,359)	(1,097)	(850)	(5,216)	(932)	(988)	(783)	(2,703)

SEPARATION EXPENSES	(1,985)	—	—	(520)	—	(520)	(84)	—	—	(84)

GENERAL AND ADMINISTRATIVE EXPENSES	(23,208)	(6,069)	(4,552)	(6,635)	(4,684)	(21,940)	(5,611)	(5,756)	(5,022)	(16,389)

LOSS ON DEBT EXTINGUISHMENT	(94)	—	—	—	—	—	—	—	—	—

INTEREST EXPENSE
CONSOLIDATED DEBT:
THE AMERICAN CANCER SOCIETY CENTER	(8,932)	(2,183)	(2,200)	(2,219)	(2,211)	(8,813)	(2,158)	(2,175)	(2,192)	(6,525)
POST OAK CENTRAL	—	—	—	(565)	(2,053)	(2,618)	(2,044)	(861)	(861)	(2,583)
PROMENADE	—	—	—	(338)	(1,230)	(1,568)	(1,223)	(616)	(705)	(1,896)
191 PEACHTREE TOWER	(2,701)	(890)	(871)	(861)	(861)	(3,483)	(861)	(2,036)	(2,028)	(6,108)
UNSECURED CREDIT FACILITY	(3,712)	(546)	(522)	(608)	(584)	(2,260)	(575)	(391)	(390)	(1,174)
MERIDIAN MARK PLAZA	(1,609)	(399)	(397)	(396)	(395)	(1,587)	(393)	(1,216)	(1,209)	(3,648)
THE POINTS AT WATERVIEW	(931)	(228)	(227)	(225)	(223)	(903)	(221)	(219)	(217)	(657)
MAHAN VILLAGE	(122)	(65)	(81)	(56)	(68)	(270)	(65)	(66)	(65)	(196)
TERMINUS 100 (2)	(7,221)	(725)	—	—	—	(725)	—	—	—	—
OTHER	(341)	—	—	—	—	—	—	—	—	—
CAPITALIZED	1,636	101	57	119	241	518	373	610	850	1,833
SUBTOTAL - CONSOLIDATED	(23,933)	(4,935)	(4,241)	(5,149)	(7,384)	(21,709)	(7,167)	(6,970)	(6,817)	(20,954)

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS - SUPPLEMENTAL DETAIL (1)
($ in thousands, except per share amounts)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 3rd	2014 YTD

UNCONSOLIDATED DEBT:
TERMINUS 100 (2)	—	(530)	(893)	(887)	(883)	(3,193)	(879)	(875)	(872)	(2,626)
TERMINUS 200 (3)	(512)	(199)	(390)	(390)	(390)	(1,369)	(390)	(390)	(390)	(1,170)
EMORY UNIVERSITY HOSPITAL MIDTOWN MEDICAL OFFICE TOWER	(1,408)	(347)	(341)	(336)	(334)	(1,358)	(334)	(334)	(334)	(1,002)
EMORY POINT	(59)	(155)	(229)	(244)	(239)	(867)	(242)	(244)	(247)	(733)
OTHER	(2,242)	(479)	(479)	(218)	—	(1,176)	—	—	—	—
SUBTOTAL - UNCONSOLIDATED	(4,221)	(1,710)	(2,332)	(2,075)	(1,846)	(7,963)	(1,845)	(1,843)	(1,843)	(5,531)

TOTAL INTEREST EXPENSE	(28,154)	(6,645)	(6,573)	(7,224)	(9,230)	(29,672)	(9,012)	(8,813)	(8,660)	(26,485)

IMPAIRMENT LOSSES	(488)	—	—	—	—	—	—	—	—	—

OTHER EXPENSES
NONCONTROLLING INTERESTS	(2,415)	(507)	(515)	(489)	(160)	(1,671)	(156)	(129)	(92)	(377)
PROPERTY TAXES & OTHER HOLDING COSTS	(1,738)	(274)	(242)	(827)	(227)	(1,570)	(271)	(276)	(288)	(835)
PREDEVELOPMENT & OTHER	(1,623)	(42)	(63)	(104)	(186)	(395)	(229)	(363)	(145)	(737)
ACQUISITION AND RELATED COSTS	(794)	(235)	(333)	(6,859)	(57)	(7,484)	(22)	(149)	(644)	(815)
OTHER - UNCONSOLIDATED	(639)	112	82	187	132	513	28	228	155	411
TOTAL - OTHER EXPENSES	(7,209)	(946)	(1,071)	(8,092)	(498)	(10,607)	(650)	(689)	(1,014)	(2,353)

INCOME TAX (PROVISION) BENEFIT	(90)	(1)	(1)	(1)	26	23	12	9	(1)	20

DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS
CONSOLIDATED	(1,075)	(183)	(189)	(192)	(189)	(753)	(185)	(201)	(232)	(618)
SHARE OF UNCONSOLIDATED JOINT VENTURES	(15)	(22)	(24)	(27)	39	(34)	(11)	(12)	(12)	(35)
TOTAL - NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	(1,090)	(205)	(213)	(219)	(150)	(787)	(196)	(213)	(244)	(653)

PREFERRED STOCK DIVIDENDS AND ORIGINAL ISSUANCE COSTS	(12,907)	(3,227)	(5,883)	(1,777)	(1,777)	(12,664)	(1,777)	(4,708)	—	(6,485)

FFO	66,492	11,461	14,158	17,226	34,289	77,134	36,182	35,784	41,675	113,643
WEIGHTED AVERAGE SHARES - BASIC	104,117	104,119	118,661	163,426	189,665	144,255	191,739	198,440	209,839	200,073
WEIGHTED AVERAGE SHARES - DILUTED	104,125	104,252	118,845	163,603	189,853	144,420	191,952	198,702	210,111	200,325
FFO PER SHARE - BASIC AND DILUTED	0.64	0.11	0.12	0.11	0.18	0.53	0.19	0.18	0.20	0.57

(1) Amounts may differ slightly from other schedules contained herein due to rounding.
(2) In the first quarter of 2013, the Company formed a 50/50 joint venture for both Terminus 100 and Terminus 200. The Terminus 100 Consolidated line represents the Company's share for the period prior to the joint venture formation, the Terminus 100 Unconsolidated line represents the Company's share for the period subsequent to the joint venture formation.

(3) In the first quarter of 2013, the Company formed a 50/50 joint venture for both Terminus 100 and Terminus 200. The first quarter 2013 Terminus 200 line includes the Company's share for both the Company's 20% share of the previous MSREF/T200 Joint Venture and the Company’s 50% share subsequent to the joint venture formation.

(4) The Company receives an 11.46% current return on its $10.4 million investment in Gateway Village and recognizes this amount as NOI from this venture. See Joint Venture Information included herein for further details.

(5) Other includes sold unconsolidated properties as well as Other Unconsolidated NOI. The sold unconsolidated properties include: Palisades West, Ten Peachtree Place, and Presbyterian Medical Plaza.
(6) Discontinued Office Properties includes the discontinued NOI for the following consolidated Office Properties: Cosmopolitan Center, One Georgia Center, Galleria 75, Inhibitex, Lakeshore Park Plaza, and 600 University Park.

(7) The Company recognizes a 16% return on its investment in CW Investments as NOI from this investment. As of September 30, 2014, its investment in CW Investments was $13.9 million. CW Investments has an investment in four retail properties: Mt. Juliet Village, The Shops of Lee Village, Creek Plantation Village, and Highland City Town Center. See Joint Information included herein for further details.

(8) Other includes sold unconsolidated properties as well as Other Unconsolidated NOI. The sold unconsolidated properties include: North Point MarketCenter, Viera MarketCenter, Greenbrier MarketCenter, Los Altos MarketCenter, The Avenue Murfreesboro, The Avenue East Cobb, The Avenue West Cobb, The Avenue Peachtree City, and The Avenue Viera.

(9) Discontinued Retail Properties includes the discontinued NOI for the following consolidated Retail Properties: Tiffany Springs MarketCenter, The Avenue Forsyth, The Avenue Webb Gin, and The Avenue Collierville.

(10) Management Fees include reimbursed expenses that are included in the "Reimbursed Expenses" line item.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
PORTFOLIO LISTING
OPERATING PROPERTIES
As of and for the Three Months Ended September 30, 2014

						Company's Share
	Property Description	Metropolitan Area	Rentable Square Feet	Financial Statement Presentation	Company's Ownership Interest	End of Period Leased 3Q14	End of Period Leased 2Q14	Weighted Average Occupancy 3Q14 (1)	Weighted Average Occupancy 2Q14 (1)	% of Total Net Operating Income (2)	Property Level Debt ($000)
I.	OFFICE PROPERTIES
	Greenway Plaza (3)	Houston	4,348,000	Consolidated	100%	94.8%	96.3%	92.7%	92.7%	37%	$—
	Post Oak Central (3)	Houston	1,280,000	Consolidated	100%	95.8%	94.6%	95.2%	94.3%	11%	185,922
	777 Main (4)	Fort Worth	980,000	Consolidated	100%	75.2%	76.2%	75.6%	71.9%	5%	—
	2100 Ross Avenue	Dallas	844,000	Consolidated	100%	82.1%	80.6%	72.8%	67.8%	3%	—
	816 Congress	Austin	435,000	Consolidated	100%	92.4%	90.3%	85.5%	83.4%	3%	—
	The Points at Waterview	Dallas	203,000	Consolidated	100%	80.7%	82.0%	81.6%	75.0%	1%	14,736
	TEXAS		8,090,000							60%	200,658

	191 Peachtree Tower	Atlanta	1,225,000	Consolidated	100%	92.1%	87.0%	86.5%	86.0%	7%	100,000
	The American Cancer Society Center	Atlanta	996,000	Consolidated	100%	84.4%	83.9%	84.1%	83.4%	6%	131,507
	Promenade	Atlanta	777,000	Consolidated	100%	90.8%	91.5%	79.1%	77.1%	5%	111,612
	Terminus 100	Atlanta	656,000	Unconsolidated	50%	95.2%	97.0%	95.5%	96.2%	3%	66,114
	North Point Center East (3)	Atlanta	540,000	Consolidated	100%	96.0%	96.0%	94.2%	93.5%	3%	—
	Terminus 200	Atlanta	566,000	Unconsolidated	50%	86.0%	92.3%	87.7%	88.4%	3%	41,000
	Meridian Mark Plaza	Atlanta	160,000	Consolidated	100%	97.4%	99.0%	97.9%	99.0%	2%	25,512
	Emory University Hospital Midtown Medical Office Tower	Atlanta	358,000	Unconsolidated	50%	100.0%	99.5%	99.5%	99.3%	2%	37,500
	GEORGIA		5,278,000							31%	513,245

	Fifth Third Center	Charlotte	698,000	Consolidated	100%	83.0%	—%	82.1%	—%	4%	—
	Gateway Village (5)	Charlotte	1,065,000	Unconsolidated	50%	100.0%	100.0%	100.0%	100.0%	1%	19,926
	NORTH CAROLINA		1,763,000							5%	19,926
	TOTAL OFFICE PROPERTIES		15,131,000							96%	$733,829

II.	RETAIL PROPERTIES
	Mt. Juliet Village (5)	Nashville	91,000	Unconsolidated	50.5%	76.9%	75.3%	75.3%	75.3%	1%	$3,012
	The Shops of Lee Village (5)	Nashville	74,000	Unconsolidated	50.5%	94.8%	94.8%	93.5%	92.9%	—%	2,717
	Creek Plantation Village (5)	Chattanooga	78,000	Unconsolidated	50.5%	96.4%	96.4%	94.6%	94.6%	—%	2,956
	TENNESSEE		243,000							1%	8,685

	Emory Point	Atlanta	80,000	Unconsolidated	75%	89.9%	89.9%	89.9%	87.8%	—%	7,194
	GEORGIA		80,000							—%	7,194

	Mahan Village (4) (6)	Tallahassee	147,000	Consolidated	100%	95.2%	94.3%	90.9%	90.5%	1%	14,085
	Highland City Town Center (5)	Lakeland	96,000	Unconsolidated	50.5%	81.8%	81.8%	81.8%	81.8%	—%	5,091
	FLORIDA		243,000							1%	19,176
	TOTAL RETAIL PROPERTIES		566,000							2%	$35,055

III.	APARTMENTS
	Emory Point (Phase I) (7)	Atlanta	404,000	Unconsolidated	75%	95.3%	99.5%	96.5%	98.8%	2%	$36,328
	GEORGIA		404,000							2%	36,328
	TOTAL APARTMENTS		404,000							2%	$36,328

	TOTAL PORTFOLIO		16,101,000							100%	$805,212

(1)	Weighted average occupancy represents an average of the square footage occupied at the property during the quarter.
(2)	Net Operating Income represents rental property revenues less rental property operating expenses. Calculation is based on amounts for the three months ended September 30, 2014.
(3)	Contains multiple buildings that are grouped together for reporting purposes.
(4)	This property was classified as held for sale as of September 30, 2014.
(5)
This property is owned through a joint venture with a third party who has contributed equity, but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate.

(6)	This property is shown as 100% as it is owned through a consolidated joint venture. See Joint Venture Information included herein for further details.
(7)	This property consists of 443 units.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
SAME PROPERTY PERFORMANCE (1)
LEASING AND OCCUPANCY

	Property Description	End of Period Leased 3Q14	End of Period Leased 2Q14	End of Period Leased 3Q13	Weighted Average Occupancy 3Q14 (2)	Weighted Average Occupancy 2Q14 (2)	Weighted Average Occupancy 3Q13 (2)

	Gateway Village	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
	NORTH CAROLINA	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

	The Points at Waterview	80.7%	82.0%	87.6%	81.6%	75.0%	90.0%
	TEXAS	80.7%	82.0%	87.6%	81.6%	75.0%	90.0%

	Meridian Mark Plaza	97.4%	99.0%	97.6%	97.9%	99.0%	97.6%
	Terminus 100	95.2%	97.0%	96.1%	95.5%	96.2%	95.5%
	Emory University Hospital Midtown Medical Office Tower	100.0%	99.5%	99.0%	99.5%	99.3%	98.2%
	North Point Center East (3)	96.0%	96.0%	93.3%	94.2%	93.5%	91.6%
	Terminus 200	86.0%	92.3%	88.4%	87.7%	88.4%	87.8%
	191 Peachtree Tower	92.1%	87.0%	86.8%	86.5%	86.0%	86.3%
	The American Cancer Society Center	84.4%	83.9%	82.3%	84.1%	83.4%	83.1%
	GEORGIA	91.0%	89.9%	88.5%	89.0%	88.7%	88.2%

	TOTAL PROPERTIES	91.6%	90.7%	89.9%	89.9%	89.4%	89.7%

(1)	Same Properties include those office properties that were operational and stabilized on January 1, 2013, excluding properties subsequently sold.
(2)	Weighted average occupancy represents an average of the square footage occupied at the property during the quarter.
(3)	Contains multiple buildings that are grouped together for reporting purposes.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
SAME PROPERTY PERFORMANCE (1)
NET OPERATING INCOME
($ in thousands)

	Three Months Ended
	September 30, 2014	September 30, 2013	June 30, 2014	3Q14 vs. 3Q13 % Change	3Q14 vs. 2Q14 % Change
Rental Property Revenues (2)	$26,071	$24,850	$24,777	4.9%	5.2%
Rental Property Operating Expenses (2)	11,320	10,617	9,600	6.6%	17.9%
Same Property Net Operating Income	$14,751	$14,233	$15,177	3.6%	(2.8)%

Cash Basis Rental Property Revenues (3)	$25,974	$23,605	$24,611	10.0%	5.5%
Cash Basis Rental Property Operating Expenses (4)	11,322	10,619	9,602	6.6%	17.9%
Cash Basis Same Property Net Operating Income	$14,652	$12,986	$15,009	12.8%	(2.4)%

	Nine Months Ended
	September 30, 2014	September 30, 2013	% Change
Rental Property Revenues (2)	$75,278	$73,518	2.4%
Rental Property Operating Expenses (2)	30,720	30,843	(0.4)%
Same Property Net Operating Income	$44,558	$42,675	4.4%

Cash Basis Rental Property Revenues (3)	$74,395	$69,703	6.7%
Cash Basis Rental Property Operating Expenses (4)	30,726	30,850	(0.4)%
Cash Basis Same Property Net Operating Income	$43,669	$38,853	12.4%

(1) Same Properties include those office properties that were operational and stabilized on January 1, 2013, excluding properties subsequently sold.
(2) Rental Property Revenues and Expenses includes results for the Company and its share of unconsolidated joint ventures.
(3) Cash Basis Same Property Rental Property Revenues includes that of the Company and its share of unconsolidated joint ventures. It represents Rental Property Revenues excluding straight-line rents, amortization of lease inducements and amortization of acquired above and below market rents.

(4) Cash Basis Same Property Operating Expenses includes that of the Company and its share of unconsolidated joint ventures. It represents Rental Property Operating Expenses excluding straight-line ground rent expense and amortization of above and below market ground rent expense.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
SQUARE FEET EXPIRING
As of September 30, 2014

OFFICE

As of September 30, 2014, the Company's office portfolio included 16 commercial office properties. The weighted average remaining lease term of these office properties was approximately six years. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

Company Share	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023 & Thereafter	Total
Square Feet Expiring	244,794	759,736	1,413,857	1,302,472	1,183,915	807,784	833,536	943,451	1,208,477	3,844,666	12,542,688
% of Leased Space	2%	6%	11%	10%	9%	6%	7%	8%	10%	31%	100%
Annual Contractual Rent ($000s) (1)	$2,626	$15,227	$27,110	$25,870	$24,970	$17,462	$19,318	$22,879	$26,079	$99,239	$280,780
% of Annual Contractual Rent (1)	1%	5%	10%	9%	9%	7%	7%	8%	9%	35%	100%
Annual Contractual Rent per Square Foot (1)	$10.73	$20.04	$19.17	$19.86	$21.09	$21.62	$23.18	$24.25	$21.58	$25.81	$22.39

RETAIL

As of September 30, 2014, the Company's retail portfolio included 6 retail properties. The weighted average remaining lease term of these retail properties was approximately twelve years. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

Company Share	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023 & Thereafter	Total
Square Feet Expiring (2)	3,577	7,373	6,048	17,668	20,149	16,418	4,546	—	15,264	251,020	342,063
% of Leased Space	1%	2%	2%	5%	6%	5%	1%	—%	5%	73%	100%
Annual Contractual Rent ($000s) (1)	$58	$140	$112	$447	$489	$347	$99	$—	$444	$3,634	$5,770
% of Annual Contractual Rent (1)	1%	2%	2%	8%	8%	6%	2%	—%	8%	63%	100%
Annual Contractual Rent per Square Foot (1)	$16.33	$18.92	$18.48	$25.31	$24.25	$21.12	$21.74	$—	$29.07	$14.48	$16.86

(1) Annual Contractual Rent shown is the estimated rate in the year of expiration. It includes the minimum contractual rent paid by the tenant which, in most of the office leases, includes a base year of operating expenses.
(2) Certain leases contain termination options, with or without penalty, if co-tenancy clauses or sales volume levels are not achieved. The expiration date per the lease is used for these leases in the above table, although early termination is possible.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
OFFICE LEASING STATISTICS (1)
OPERATING PROPERTIES
As of September 30, 2014

	Three Months Ended September 30, 2014				Nine Months Ended September 30, 2014
	New	Renewal	Expansion	Total	New	Renewal	Expansion	Total
Gross leased square footage				691,492				1,506,976
Less: Leases less than one year, amenity leases, percentage rent leases, storage leases, intercompany leases, and license agreements				(141,209)				(270,206)
Net leased square footage	188,592	181,439	180,252	550,283	495,200	468,108	273,462	1,236,770
Number of transactions	13	17	15	45	39	52	43	134
Lease term (years) (2)	9.97	10.89	9.03	9.97	8.68	8.41	8.19	8.47

Net rent per square foot (2)(3)	$25.09	$18.12	$25.70	$22.99	$24.38	$19.85	$23.02	$22.36
Total leasing costs per square foot (2)(4)	(8.31)	(3.44)	(6.69)	(6.18)	(8.05)	(3.25)	(6.16)	(5.81)
Net effective rent per square foot (2)	$16.78	$14.68	$19.01	$16.81	$16.33	$16.60	$16.86	$16.55

Second generation leased square footage (2)(5)				261,106				648,805
Increase in second generation net rent per square foot (2)(3)(5)				36.3%				33.1%
Increase in cash-basis second generation net rent per square foot (2)(5)(6)				7.6%				13.4%

(1) Excludes all non-office leasing, such as apartment and retail leasing.
(2) Weighted average.
(3) Represents straight-lined net rent per square foot (operating expenses deducted from gross leases) over the lease term.
(4) Includes tenant improvements, external leasing commissions, and free rent.
(5) Excludes leases executed for spaces that were vacant upon acquisition, new leases in a development property, and leases for spaces that have been vacant for one year or more.
(6) Represents increase in net rent at the end of term paid by the prior tenant compared to net rent at beginning of term paid by the current tenant.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
TOP 20 TENANTS
As of September 30, 2014

	Tenant (1)	Company Share of Annualized Base Rent (2)	Average Remaining Lease Term (Years) (3)
1.	Occidental Oil & Gas Corp.	7%	12
2.	Apache Corporation	4%	4
3.	Bank of America (4)	3%	3
4.	Deloitte & Touche	3%	10
5.	Invesco Management Group, Inc	3%	9
6.	McGuire Woods, LLP	2%	12
7.	Transocean Offshore Deepwater	2%	2
8.	American Cancer Society	2%	8
9.	Smith, Gambrell & Russell, LLP	2%	7
10.	Stewart Information Services	2%	2
11.	ExxonMobil Corporation	2%	—
12.	US South Communications	2%	7
13.	CPL Retail Energy, LP	1%	4
14.	Internap Network Services	1%	6
15.	CB Richard Ellis, Inc.	1%	6
16.	MedAssets Net Revenue Systems, LLC	1%	16
17.	FTS International Services, LLC	1%	4
18.	Northside Hospital	1%	9
19.	Gulf South Pipeline Company LP	1%	10
20.	Lockton Companies	1%	11
		42%	7

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.
(2)
Annualized Base Rent represents the annualized minimum rent paid by the tenant as of the date of this report. If the tenant is in a free rent period as of the date of this report, Annualized Base Rent represents the annualized minimum contractual rent the tenant will pay in the first month it is required to pay rent.

(3)	Weighted average.
(4)	A portion of the Company's economic exposure for this tenant is limited to a fixed return through a joint venture arrangement.

NOTE:	This schedule includes tenants whose leases have commenced and/or have taken occupancy. Leases that have been signed but have not commenced are excluded from this schedule.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
DEVELOPMENT PIPELINE (1)
As of September 30, 2014
($ in thousands)

Project	Type	Metropolitan Area	Company's Ownership Interest	Project Start Date	Number of Apartment Units/Square Feet	Estimated Project Cost (2)	Project Cost Incurred to Date (2)	Percent Leased	Percent Occupied	Initial Occupancy		Estimated Stabilization (5)

Colorado Tower	Office	Austin, TX	100%	2Q13	373,000	$126,100	$76,772	95%	—%	1Q15	(3)	1Q16

Emory Point (Phase II)	Mixed	Atlanta, GA	75%	4Q13		$75,300	$34,816

Apartments					307			—%	—%	2Q15	(4)	2Q16
Retail					45,000			62%	—%	2Q15	(4)	1Q16

(1) This schedule shows projects currently under active development through the point of stabilization. Amounts included in the estimated project cost column represent the estimated costs of the project through stabilization. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected stabilization dates are also estimates and are subject to change as the project proceeds through the development process.
(2) Amount represents 100% of the estimated project cost. Colorado Tower is being funded 100% by the Company and Emory Point Phase II is being funded with a combination of equity from the partners and a $46 million construction loan. As of September 30, 2014, $3.6 million was outstanding on the Emory Point Phase II construction loan.
(3) Represents the quarter within which the Company estimates the first office square feet to be occupied. The first tenant is expected to occupy the building in early January 2015.
(4) Represents the quarter within which the Company estimates the first apartment/retail space to be occupied.
(5) Stabilization represents the earlier of the quarter within which the Company estimates it will achieve 90% economic occupancy or one year from Initial Occupancy.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
INVENTORY OF LAND
As of September 30, 2014
($ in thousands)

	Metropolitan Area	Company's Ownership Interest	Developable Land Area (Acres)
COMMERCIAL

Wildwood Office Park	Atlanta	50.0%	42
North Point	Atlanta	100.0%	32
The Avenue Forsyth-Adjacent Land	Atlanta	100.0%	11
Wildwood Office Park	Atlanta	100.0%	10
549 / 555 / 557 Peachtree Street	Atlanta	100.0%	1
Georgia			96

Research Park V	Austin	100.0%	6
Texas			6

Highland City Town Center-Outparcels, Adjacent Land (1) (2) (3)	Lakeland	50.5%	55
Florida			55

The Shops of Lee Village-Outparcels (2) (3)	Nashville	50.5%	5
Tennessee			5

TOTAL COMMERCIAL LAND ACRES HELD			162

COMPANY'S SHARE OF TOTAL ACRES HELD			111

COST BASIS OF COMMERCIAL LAND HELD			$41,884

COMPANY'S SHARE OF COST BASIS OF COMMERCIAL LAND HELD			$17,274

RESIDENTIAL (4)

Paulding County	Atlanta	50.0%	5,241
Blalock Lakes	Atlanta	100.0%	2,657
Callaway Gardens (5)	Atlanta	100.0%	218
Georgia			8,116

Padre Island	Corpus Christi	50.0%	15
Texas			15

TOTAL RESIDENTIAL LAND ACRES HELD			8,131

COMPANY'S SHARE OF TOTAL ACRES HELD			5,503

COST BASIS OF RESIDENTIAL LAND HELD			$24,621

COMPANY'S SHARE OF COST BASIS OF RESIDENTIAL LAND HELD			$18,912

GRAND TOTAL COMPANY'S SHARE OF ACRES			5,614

GRAND TOTAL COMPANY'S SHARE OF COST BASIS OF LAND HELD			$36,186

(1) Land is adjacent to an existing retail center and is anticipated to either be sold to a third party or developed as an additional phase of the retail center.
(2) Land relates to outparcels available for sale or ground lease.
(3) This project is owned through a joint venture with a third party who has contributed equity. See Joint Venture Information included herein for further details.
(4) Residential represents land that may be sold to third parties as lots or in large tracts for residential or commercial development.
(5) Company's ownership interest is shown at 100% as Callaway Gardens is owned in a joint venture which is consolidated with the Company. See Joint Venture Information included herein for further details.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
DEBT OUTSTANDING
As of September 30, 2014
($ in thousands)

					Company's Share of Debt Maturities and Principal Payments
Description (Interest Rate Base, if not fixed)	Company's Ownership Interest		Rate End of Quarter	Maturity Date	2014	2015	2016	2017	2018	Thereafter	Total	Company's Share Recourse (1)

CONSOLIDATED DEBT

Floating Rate Debt
Mahan Village (LIBOR + 1.65%)	100.0%	(2)	1.81%	1/11/15	$—	$14,085	$—	$—	$—	$—	$14,085	$3,521
Credit Facility, Unsecured (LIBOR + 1.10%-1.45%; $500mm facility)(3)	100.0%		1.26%	5/28/19	—	—	—	—	—	87,700	87,700	87,700
Total Floating Rate Debt					—	14,085	—	—	—	87,700	101,785	91,221

Fixed Rate Debt
The Points at Waterview	100.0%		5.66%	1/1/16	138	573	14,025	—	—	—	14,736	—
The American Cancer Society Center (4)	100.0%		6.45%	9/1/17	424	1,741	1,834	127,508	—	—	131,507	—
191 Peachtree Tower	100.0%		3.35%	10/1/18	—	—	1,305	2,013	96,682	—	100,000	—
Meridian Mark Plaza	100.0%		6.00%	8/1/20	104	430	456	484	514	23,524	25,512	—
Post Oak Central	100.0%		4.26%	10/1/20	813	3,339	3,485	3,636	3,794	170,855	185,922	—
Promenade	100.0%		4.27%	10/1/22	667	2,742	2,862	2,986	3,116	99,239	111,612	—
Total Fixed Rate Debt					2,146	8,825	23,967	136,627	104,106	293,618	569,289	—

TOTAL CONSOLIDATED DEBT					$2,146	$22,910	$23,967	$136,627	$104,106	$381,318	$671,074	$91,221

UNCONSOLIDATED DEBT

Floating Rate Debt
Emory Point (LIBOR + 1.75%)	75.0%		1.91%	10/9/15	—	43,522	—	—	—	—	43,522	—
Highland City Town Center (LIBOR + 2.65%)	50.5%	(2)	2.81%	1/1/16	30	123	4,938	—	—	—	5,091	—
Creek Plantation Village (LIBOR + 2.65%)	50.5%	(2)	2.81%	1/1/16	17	71	2,868	—	—	—	2,956	—
Mt. Juliet Village (LIBOR + 2.85%; $9.2mm facility)	50.5%	(2)	3.01%	1/1/16	15	62	2,935	—	—	—	3,012	1,538
The Shops of Lee Village (LIBOR + 2.85%; $7.1mm facility)	50.5%	(2)	3.01%	1/1/16	13	56	2,648	—	—	—	2,717	1,388
Emory Point II (LIBOR + 1.85%; $46mm facility)	75.0%		2.01%	10/9/16	—	—	2,706	—	—	—	2,706	2,706
Total Floating Rate Debt					75	43,834	16,095	—	—	—	60,004	5,632

Fixed Rate Debt
Gateway Village (5)	50.0%		6.41%	12/1/16	2,161	8,997	8,768	—	—	—	19,926	—
Terminus 100	50.0%		5.25%	1/1/23	293	1,212	1,277	1,346	1,418	60,568	66,114	—
Terminus 200	50.0%		3.79%	1/1/23	—	—	559	770	800	38,871	41,000	—
Emory University Hospital Midtown Medical Office Tower	50.0%		3.50%	6/1/23	—	357	732	758	785	34,868	37,500	—
Total Fixed Rate Debt					2,454	10,566	11,336	2,874	3,003	134,307	164,540	—

TOTAL UNCONSOLIDATED DEBT					$2,529	$54,400	$27,431	$2,874	$3,003	$134,307	$224,544	$5,632

TOTAL DEBT					$4,675	$77,310	$51,398	$139,501	$107,109	$515,625	$895,618	$96,853

TOTAL MATURITIES (6)					$—	$57,607	$30,119	$127,508	$96,682	$487,503	$799,419
% OF MATURITIES					—%	7%	4%	16%	12%	61%	100%
Floating and Fixed Rate Debt Analysis

	Total Debt ($)	Total Debt (%)	Weighted Average Interest Rate	Weighted Average Maturity (Yrs.)
Floating Rate Debt	$161,789	18%	1.62%	3.0
Fixed Rate Debt	733,829	82%	4.70%	5.7
Total Debt	$895,618	100%	4.15%	5.2

(1) Non-recourse loans are subject to customary carve-outs.
(2) The ownership percentage of the venture holding these loans and the allocation of results of operations and/or gain or loss on property sales may be disproportionate.
(3) Total borrowing capacity of the Credit Facility at September 30, 2014 was $500 million. The spread over LIBOR at September 30, 2014 was 1.10%.
(4) The real estate and other assets of this property are restricted under a loan agreement such that these assets are not available to settle other debts of the Company.
(5) See Joint Venture Information for further details on the Gateway Village venture structure. Based on the structure of the venture and the nature of the related debt, the Company excludes the Gateway Village debt in certain of its leverage calculations.
(6) Maturities include lump sum principal payments due at the maturity date. Maturities do not include scheduled principal payments due prior to the maturity date.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
JOINT VENTURE INFORMATION
As of September 30, 2014

Cash Flows to Cousins
Unconsolidated Joint Ventures	Properties	Operating	Capital Transactions/Other	GAAP Accounting
Charlotte Gateway Village LLC	Gateway Village	Preferred return on investment of 11.46%.	50% of proceeds after partner receives $66.8 million until a 17% leveraged IRR. Thereafter, 20% of remaining proceeds.	Recognize 11.46% of invested capital each period.
Terminus Office Holdings LLC	Terminus 100, Terminus 200	50% of operating cash flows until partner receives an agreed upon return. Thereafter, receive an additional promoted interest if certain return thresholds are met.	Same as operating cash flows.	Recognize 50% of net income from venture.
CL Realty	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.
Cousins Watkins LLC	Mt. Juliet Village, The Shops of Lee Village, Creek Plantation Village, Highland City Town Center	Preferred return of 9%, 39.65% of remaining operating cash flows.
All proceeds until a 18% leveraged IRR through 12/31/15. After 12/31/15, the IRR for the entire period reduces to 16%. Then, partner receives their unreturned capital. Thereafter, 39.65% of remaining proceeds.
Recognize net income equal to 16% of investment.
Temco Associates LLC	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.
EP I LLC	Emory Point (Phase I)	75% of operating cash flows.	75% of proceeds.	Recognize 75% of net income from venture.
EP II LLC	Emory Point (Phase II)	75% of operating cash flows.	75% of proceeds.	Recognize 75% of net income from venture.
Crawford Long-CPI, LLC	Emory University Hospital Midtown Medical Office Tower	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.
Wildwood Associates	Land	50% of operating cash flows.	50% of proceeds.	Recognize 50% of net income from venture.

Consolidated Joint Ventures
Cousins/Callaway LLC	Land	The first $2.0 million of cash flows; 77% of the next $17.7 million of cash flows; 50% of remaining cash flows until a IRR of 20%; 40% of remaining cash flows until a 25% IRR; 25% of remainder.	Same as operating cash flow.	Recognize revenues and expenses as if a wholly-owned property. Recognize noncontrolling interest based on amounts earned by partner.
Mahan Village LLC	Mahan Village	Preferred return of 9%, 87% of remaining cash flows after partner receives 9% return.	All proceeds until a 16% leveraged IRR. Then 75% of remaining proceeds after partner receives its investment and a 9% preferred return.	Recognize revenues and expenses as if a wholly-owned property. Recognize noncontrolling interest based on amounts earned by partner.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 3rd	2014 YTD
2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:

TOTAL BY SEGMENT:
OFFICE:
SECOND GENERATION LEASING RELATED COSTS	13,181	2,865	1,524	2,642	5,108	12,139	2,745	5,388	12,023	20,156
SECOND GENERATION BUILDING IMPROVEMENTS	1,271	79	1,589	200	1,946	3,814	550	1,929	—	2,479
	14,453	2,944	3,113	2,842	7,054	15,954	3,295	7,317	12,023	22,635
RETAIL:
SECOND GENERATION LEASING RELATED COSTS	605	88	239	133	—	460	—	—	—	—
TOTAL 2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX	15,058	3,032	3,352	2,976	7,054	16,414	3,295	7,317	12,023	22,635

NET OPERATING INCOME:

OFFICE CONSOLIDATED PROPERTIES	63,555	17,525	18,841	25,175	41,083	102,624	42,225	43,666	47,776	133,667
RETAIL CONSOLIDATED PROPERTIES	324	392	391	365	151	1,299	402	409	396	1,207
NET OPERATING INCOME - CONSOLIDATED	63,879	17,917	19,232	25,540	41,234	103,923	42,627	44,075	48,172	134,874

RENTAL PROPERTY REVENUES	114,208	33,125	37,100	47,575	76,620	194,420	77,484	80,034	86,857	244,375
RENTAL PROPERTY OPERATING EXPENSES	(50,329)	(15,208)	(17,868)	(22,035)	(35,386)	(90,497)	(34,857)	(35,959)	(38,685)	(109,501)
NET OPERATING INCOME - CONSOLIDATED	63,879	17,917	19,232	25,540	41,234	103,923	42,627	44,075	48,172	134,874

INCOME FROM DISCONTINUED OPERATIONS:
RENTAL PROPERTY REVENUES	33,918	3,000	2,940	2,870	1,742	10,552	1,356	967	601	2,923
RENTAL PROPERTY OPERATING EXPENSES	(10,935)	(1,194)	(1,182)	(1,118)	(669)	(4,163)	(464)	(402)	(260)	(1,125)
NET OPERATING INCOME	22,983	1,806	1,758	1,752	1,073	6,389	892	565	341	1,798

TERMINATION FEES	3,512	—	—	—	—	—	—	2	—	2
INTEREST AND OTHER INCOME (EXPENSE)	(3)	4	(1)	12	—	15	—	—	8	8
FFO FROM DISCONTINUED OPERATING PROPERTIES	26,492	1,810	1,757	1,764	1,073	6,404	892	567	349	1,808

THIRD PARTY MANAGEMENT AND LEASING REVENUES	16,365	74	2	—	—	76	—	—	—	—
THIRD PARTY MANAGEMENT AND LEASING EXPENSES	(13,675)	(53)	(27)	(14)	(3)	(97)	—	—	(1)	(1)
FFO FROM THIRD PARTY MANAGEMENT AND LEASING	2,690	21	(25)	(14)	(3)	(21)	—	—	(1)	(1)

FFO FROM DISCONTINUED OPERATIONS	29,182	1,831	1,732	1,750	1,070	6,383	892	567	348	1,807

DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(13,479)	(1,053)	(1,046)	(492)	(495)	(3,086)	—	—	—	—
IMPAIRMENT LOSSES	(13,791)	—	—	—	—	—	—	—	—	—

INCOME FROM DISCONTINUED OPERATIONS	1,912	778	686	1,258	575	3,297	892	567	348	1,807

RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY SALES AND COST OF SALES:
CONSOLIDATED:
RESIDENTIAL LOT AND OUTPARCEL SALES - CONSOLIDATED:
RESIDENTIAL LOT SALES	2,616	460	283	155	70	968	—	270	55	325
OUTPARCEL SALES	—	503	150	—	—	653	—	—	—	—
TOTAL RESIDENTIAL LOT AND OUTPARCEL SALES	2,616	963	433	155	70	1,621	—	270	55	325

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 3rd	2014 YTD
RESIDENTIAL LOT AND OUTPARCEL COST OF SALES - CONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	1,421	460	283	147	65	955	—	270	55	325
OUTPARCEL COST OF SALES	—	503	150	—	—	653	—	—	—	—
TOTAL RESIDENTIAL LOT AND OUTPARCEL COST OF SALES-CONSOLIDATED	1,421	963	433	147	65	1,608	—	270	55	325

TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	3,720	243	276	602	24	1,145	160	1,326	82	1,568
RESIDENTIAL LOT, OUTPARCEL, TRACT AND OTHER INVESTMENT PROPERTY
SALES LESS COST OF SALES - CONSOLIDATED	4,915	243	276	610	29	1,158	160	1,326	82	1,568

SUMMARY - CONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	1,195	—	—	8	5	13	—	—	—	—
OUTPARCEL SALES LESS COST OF SALES	—	—	—	—	—	—	—	—	—	—
TRACT SALES LESS COST OF SALES	3,720	243	276	602	24	1,145	160	1,326	82	1,568
TOTAL CONSOLIDATED SALES LESS COST OF SALES	4,915	243	276	610	29	1,158	160	1,326	82	1,568

OTHER SALES AND COST OF SALES:
CONSOLIDATED:
OTHER SALES - CONSOLIDATED:
OTHER SALES	694	340	—	—	—	340	—	—	—	—
OTHER COST OF SALES	(413)	(182)	—	—	37	(145)	—	—	—	—
OTHER SALES LESS COST OF SALES - CONSOLIDATED	281	158	—	—	37	195	—	—	—	—

UNCONSOLIDATED:
OTHER SALES - UNCONSOLIDATED:
OTHER SALES	—	—	—	—	—	—	—	—	—	—
OTHER COST OF SALES	—	—	—	—	—	—	—	—	—	—
OTHER, NET	28	10	(8)	(6)	—	(4)	—	42	—	42
OTHER SALES LESS COST OF SALES - SHARE OF UNCONSOLIDATED	28	10	(8)	(6)	—	(4)	—	42	—	42
TOTAL OTHER SALES FFO	309	168	(8)	(6)	37	191	—	42	—	42

UNCONSOLIDATED:
RESIDENTIAL LOT AND TRACT SALES - UNCONSOLIDATED:
RESIDENTIAL LOT SALES	—	—	—	—	—	—	—	—	—	—
OUTPARCEL SALES	—	—	—	475	—	475	—	—	—	—
TRACT SALES	176	—	—	90	—	90	57	243	54	354
TOTAL RESIDENTIAL LOT AND TRACT SALES	176	—	—	565	—	565	57	243	54	354

RESIDENTIAL LOT AND TRACT COST OF SALES - UNCONSOLIDATED:
RESIDENTIAL LOT COST OF SALES	—	—	—	—	—	—	—	—	—	—
OUTPARCEL COST OF SALES	—	—	—	360	—	360	—	—	—	—
TRACT COST OF SALES	176	—	—	90	—	90	57	243	54	354
TOTAL RESIDENTIAL LOT AND TRACT COST OF SALES	176	—	—	450	—	450	57	243	54	354
RESIDENTIAL LOT AND TRACT SALES LESS COST OF SALES -UNCONSOLIDATED	—	—	—	115	—	115	—	—	—	—

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 3rd	2014 YTD

SUMMARY - UNCONSOLIDATED:
RESIDENTIAL LOT SALES LESS COST OF SALES	—	—	—	—	—	—	—	—	—	—
OUTPARCEL SALES LESS COST OF SALES	—	—	—	115	—	115	—	—	—	—
TRACT SALES LESS COST OF SALES	—	—	—	—	—	—	—	—	—	—
RESIDENTIAL LOT AND TRACT SALES LESS COST OF
SALES - SHARE OF UNCONSOLIDATED	—	—	—	115	—	115	—	—	—	—
TOTAL RESIDENTIAL LOT AND TRACT SALES LESS COST OF SALES	4,915	243	276	725	29	1,273	160	1,326	82	1,568

INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES:
NET OPERATING INCOME:
OFFICE PROPERTIES	12,755	3,373	4,206	4,289	4,327	16,195	4,493	4,593	4,575	13,661
RETAIL PROPERTIES	10,719	3,031	3,000	2,392	849	9,272	888	874	826	2,588
OTHER PROPERTIES	122	43	376	861	1,020	2,300	1,118	1,181	1,200	3,499
NET OPERATING INCOME	23,596	6,447	7,582	7,542	6,196	27,767	6,499	6,648	6,601	19,748
RESIDENTIAL LOT, OUTPARCEL AND TRACT SALES LESS COST OF SALES	—	—	—	115	—	115	—	5	—	5
OTHER SALES LESS COST OF SALES	28	10	(8)	(6)	—	(4)	—	42	—	42
TERMINATION FEES	62	19	—	—	—	19	—	72	—	72
INTEREST EXPENSE	(4,221)	(1,710)	(2,332)	(2,075)	(1,846)	(7,963)	(1,845)	(1,843)	(1,843)	(5,531)
OTHER EXPENSE	(639)	112	82	187	132	513	28	203	155	386
DEPRECIATION AND AMORTIZATION OF NON-REAL ESTATE ASSETS	(15)	(22)	(24)	(27)	39	(34)	(11)	(12)	(12)	(35)
FUNDS FROM OPERATIONS - UNCONSOLIDATED JOINT VENTURES	18,811	4,856	5,300	5,736	4,521	20,413	4,671	5,115	4,901	14,687
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	30,662	—	—	60,421	(77)	60,344	(387)	—	—	(387)
DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(10,215)	(3,204)	(4,167)	(3,079)	(2,985)	(13,435)	(2,998)	(3,088)	(2,870)	(8,956)

NET INCOME (LOSS) FROM UNCONSOLIDATED JOINT VENTURES	39,258	1,652	1,133	63,078	1,459	67,322	1,286	2,027	2,031	5,344

MARKET CAPITALIZATION
COMMON STOCK PRICE AT PERIOD END	8.35	10.69	10.10	10.29	10.30	10.30	11.47	12.45	11.95	11.95
NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	104,090	104,127	120,688	189,660	189,666	189,666	198,423	198,474	216,509	216,509
COMMON STOCK CAPITALIZATION	869,152	1,113,118	1,218,949	1,951,601	1,953,560	1,953,560	2,275,912	2,471,001	2,587,283	2,587,283

PREFERRED STOCK-SERIES A-PRICE AT LIQUIDATION VALUE	74,827	74,827	—	—	—	—	—	—	—	—
PREFERRED STOCK-SERIES B-PRICE AT LIQUIDATION VALUE	94,775	94,775	94,775	94,775	94,775	94,775	94,775	—	—	—
PREFERRED STOCK AT LIQUIDATION VALUE	169,602	169,602	94,775	94,775	94,775	94,775	94,775	—	—	—

DEBT	425,410	344,832	340,374	642,834	630,094	630,094	587,442	665,852	671,074	671,074
SHARE OF UNCONSOLIDATED DEBT	170,480	266,069	281,960	230,280	228,489	228,489	226,574	224,241	224,544	224,544
DEBT (2)	595,890	610,901	622,334	873,114	858,583	858,583	814,016	890,093	895,618	895,618

TOTAL MARKET CAPITALIZATION	1,634,644	1,893,620	1,936,057	2,919,490	2,906,918	2,906,918	3,184,703	3,361,094	3,482,901	3,482,901

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 3rd	2014 YTD
LEVERAGE RATIOS
DEBT (2)	595,890	610,901	622,334	873,114	858,583	858,583	814,016	890,093	895,618	895,618
TOTAL MARKET CAPITALIZATION	1,634,644	1,893,620	1,936,057	2,919,490	2,906,918	2,906,918	3,184,703	3,361,094	3,482,901	3,482,901
DEBT (2) / TOTAL MARKET CAPITALIZATION	36.5%	32.3%	32.1%	29.9%	29.5%	29.5%	25.6%	26.5%	25.7%	25.7%

TOTAL ASSETS-CONSOLIDATED	1,124,242	1,096,444	1,200,788	2,263,766	2,273,206	2,273,206	2,294,038	2,280,243	2,533,660	2,533,660
ACCUMULATED DEPRECIATION-CONSOLIDATED	258,258	221,429	245,608	238,297	257,151	257,151	270,753	295,120	307,023	307,023
UNDEPRECIATED ASSETS-UNCONSOLIDATED (2)	403,141	575,323	562,475	432,750	441,928	441,928	446,890	492,640	459,931	459,931
LESS: INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	(97,868)	(128,541)	(127,948)	(98,183)	(107,082)	(107,082)	(107,106)	(111,164)	(111,353)	(111,353)
TOTAL UNDEPRECIATED ASSETS (2)	1,687,773	1,764,655	1,880,923	2,836,630	2,865,203	2,865,203	2,904,575	2,956,839	3,189,261	3,189,261
DEBT (2)	595,890	610,901	622,334	873,114	858,583	858,583	814,016	890,093	895,618	895,618
UNDEPRECIATED ASSETS (2)	1,687,773	1,764,655	1,880,923	2,836,630	2,865,203	2,865,203	2,904,575	2,956,839	3,189,261	3,189,261
DEBT (2) / TOTAL UNDEPRECIATED ASSETS (2)	35.3%	34.6%	33.1%	30.8%	30.0%	30.0%	28.0%	30.1%	28.1%	28.1%

EBITDA (2)
FFO	66,492	11,461	14,158	17,226	34,289	77,134	36,182	35,784	41,676	113,642
INTEREST EXPENSE	28,154	6,645	6,573	7,224	9,230	29,672	9,012	8,813	8,660	26,485
NON-REAL ESTATE DEPRECIATION AND AMORTIZATION	1,090	205	213	219	150	787	196	213	244	653
INCOME TAX PROVISION (BENEFIT)	90	1	1	1	(26)	(23)	(12)	(9)	1	(20)
IMPAIRMENT LOSSES	488	—	—	—	—	—	—	—	—	—
LOSS ON DEBT EXTINGUISHMENT	94	—	—	—	—	—	—	—	—	—
GAIN ON SALE OF THIRD PARTY BUSINESS	(7,459)	—	—	(4,531)	(45)	(4,576)	(7)	—	(5)	(12)
PARTICIPATION INTEREST INCOME	(3,366)	—	—	—	—	—	—	—	—	—
ACQUISITION AND RELATED COSTS	794	235	333	6,859	57	7,484	22	149	644	815
PREFERRED STOCK DIVIDENDS AND ORIGINAL ISSUANCE COSTS	12,907	3,227	5,883	1,777	1,777	12,664	1,777	4,708	—	6,485
EBITDA (2)	99,284	21,774	27,161	28,775	45,432	123,142	47,170	49,658	51,220	148,048

COVERAGE RATIOS (2)
EBITDA	99,284	21,774	27,161	28,775	45,432	123,142	47,170	49,658	51,220	148,048
INTEREST EXPENSE	28,154	6,645	6,573	7,224	9,230	29,672	9,012	8,813	8,660	26,485
INTEREST COVERAGE RATIO (2)	3.53	3.28	4.13	3.98	4.92	4.15	5.23	5.63	5.91	5.59

INTEREST EXPENSE	28,154	6,645	6,573	7,224	9,230	29,672	9,012	8,813	8,660	26,485
SCHEDULED PRINCIPAL PAYMENTS	7,769	1,855	1,728	1,528	1,922	7,032	2,445	2,430	2,460	7,335
PREFERRED STOCK DIVIDENDS	12,907	3,227	3,227	1,777	1,777	10,008	1,777	1,178	—	2,955
FIXED CHARGES	48,830	11,727	11,528	10,529	12,929	46,712	13,234	12,421	11,120	36,775
EBITDA	99,284	21,774	27,161	28,775	45,432	123,142	47,170	49,658	51,220	148,048
FIXED CHARGES COVERAGE RATIO (2)	2.03	1.86	2.36	2.73	3.51	2.64	3.56	4.00	4.61	4.03

DEBT (2)	595,890	610,901	622,334	873,114	858,583	858,583	814,016	890,093	895,618	895,618
ANNUALIZED EBITDA (3)	99,324	87,096	108,644	115,100	181,728	181,728	188,680	198,632	204,880	204,880
DEBT (2) / ANNUALIZED EBITDA (3)	6.00	7.01	5.73	7.59	4.72	4.72	4.31	4.48	4.37	4.37

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 3rd	2014 YTD
DIVIDEND RATIOS
REGULAR COMMON DIVIDENDS:
CASH COMMON DIVIDENDS	18,748	4,689	5,431	8,536	8,536	27,192	14,232	14,882	16,236	45,350
FFO	66,492	11,461	14,158	17,226	34,289	77,134	36,182	35,784	41,676	113,642
FFO PAYOUT RATIO	28.2%	40.9%	38.4%	49.6%	24.9%	35.3%	39.3%	41.6%	39.0%	39.9%

FFO BEFORE CERTAIN CHARGES
FFO	66,492	11,461	14,158	17,226	34,289	77,134	36,182	35,784	41,676	113,642
PREFERRED STOCK ORIGINAL ISSUANCE COSTS	—	—	2,656	—	—	2,656	—	3,530	—	3,530
IMPAIRMENT LOSSES (2)	488	—	—	—	—	—	—	—	—	—
PREDEVELOPMENT & OTHER CHARGES	(1,185)	—	—	—	—	—	—	—	—	—
LOSS ON DEBT EXTINGUISHMENT	94	—	—	—	—	—	—	—	—	—
ACQUISITION AND RELATED COSTS	794	235	333	6,859	57	7,484	22	149	644	815
GAIN ON SALE OF THIRD PARTY BUSINESS	(7,459)	—	—	(4,531)	(45)	(4,576)	(7)	—	(5)	(12)
PARTICIPATION INTEREST INCOME	(3,366)	—	—	—	—	—	—	—	—	—
SEPARATION CHARGES	1,985	—	—	520	—	520	84	—	—	84
FFO BEFORE CERTAIN CHARGES	57,843	11,696	17,147	20,074	34,301	83,218	36,281	39,463	42,315	118,059
FFO BEFORE CERTAIN CHARGES PAYOUT RATIO	32.4%	40.1%	31.7%	42.5%	24.9%	32.7%	39.2%	37.7%	38.4%	38.4%

FAD (2)
FFO	66,492	11,461	14,158	17,226	34,289	77,134	36,182	35,784	41,676	113,642
FAS 13	(8,319)	(2,346)	(2,204)	(3,244)	(5,032)	(12,826)	(7,648)	(5,001)	(4,169)	(16,818)
ABOVE AND BELOW MARKET RENTS	493	(185)	(586)	(994)	(2,020)	(3,785)	(1,952)	(2,027)	(1,933)	(5,912)
SECOND GENERATION CAPEX	(15,058)	(3,032)	(3,352)	(2,976)	(7,054)	(16,414)	(3,295)	(7,317)	(12,023)	(22,635)
FAD (2)	43,608	5,897	8,016	10,012	20,183	44,109	23,286	21,440	23,551	68,277
COMMON DIVIDENDS	18,748	4,689	5,431	8,536	8,536	27,192	14,232	14,882	16,236	45,350
FAD PAYOUT RATIO (2)	43.0%	79.5%	67.7%	85.3%	42.3%	61.6%	61.1%	69.4%	68.9%	66.4%

FAD BEFORE CERTAIN CHARGES
FAD (2)	43,608	5,897	8,016	10,012	20,183	44,109	23,286	21,440	23,551	68,277
PREFERRED STOCK ORIGINAL ISSUANCE COSTS	—	—	2,656	—	—	2,656	—	3,530	—	3,530
IMPAIRMENT LOSSES (2)	488	—	—	—	—	—	—	—	—	—
PREDEVELOPMENT & OTHER CHARGES	(1,185)	—	—	—	—	—	—	—	—	—
LOSS ON DEBT EXTINGUISHMENT	94	—	—	—	—	—	—	—	—	—
ACQUISITION AND RELATED COSTS	794	235	333	6,859	57	7,484	22	149	644	815
GAIN ON SALE OF THIRD PARTY BUSINESS	(7,459)	—	—	(4,531)	(45)	(4,576)	(7)	—	(5)	(12)
PARTICIPATION INTEREST INCOME	(3,366)	—	—	—	—	—	—	—	—	—
SEPARATION CHARGES	1,984	—	—	520	—	520	84	—	—	84
FAD BEFORE CERTAIN CHARGES	34,958	6,132	11,005	12,860	20,195	50,193	23,385	25,119	24,190	72,694
FAD BEFORE CERTAIN CHARGES PAYOUT RATIO	53.6%	76.5%	49.3%	66.4%	42.3%	54.2%	60.9%	59.2%	67.1%	62.4%

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	2012	2013 1st	2013 2nd	2013 3rd	2013 4th	2013	2014 1st	2014 2nd	2014 3rd	2014 YTD
OPERATIONS RATIOS
REVENUES	136,846	38,262	42,521	50,434	79,520	210,737	81,723	84,505	89,098	255,326
REVENUES FROM DISCONTINUED OPERATIONS	53,839	3,082	2,951	2,888	1,750	10,671	1,363	975	615	2,952
REVENUES INCLUDING DISCONTINUED OPERATIONS	190,685	41,344	45,472	53,322	81,270	221,408	83,086	85,480	89,713	258,278

GENERAL AND ADMINISTRATIVE EXPENSES	23,208	6,069	4,552	6,635	4,684	21,940	5,611	5,756	5,022	16,389
REVENUES INCLUDING DISCONTINUED OPERATIONS	190,685	41,344	45,472	53,322	81,270	221,408	83,086	85,480	89,713	258,278
GENERAL AND ADMINISTRATIVE EXPENSES/REVENUES INCLUDING DISCONTINUED OPERATIONS	12.2%	14.7%	10.0%	12.4%	5.8%	9.9%	6.8%	6.7%	5.6%	6.3%

TOTAL UNDEPRECIATED ASSETS (2)	1,687,773	1,764,655	1,880,923	2,836,630	2,865,203	2,865,203	2,904,575	2,956,839	3,189,261	3,189,261
ANNUALIZED GENERAL AND ADMINISTRATIVE EXPENSES (3) / TOTAL UNDEPRECIATED ASSETS	1.3%	1.4%	1.0%	0.9%	0.7%	0.7%	0.8%	0.8%	0.6%	0.6%

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CALCULATIONS AND RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES (1)
(in thousands, except per share amounts, percentages and ratios)

	Three Months Ended			Nine Months Ended
	September 30, 2014	September 30, 2013	June 30, 2014	September 30, 2014	September 30, 2013
Rental Property Revenues
Same Property	$26,071	$24,850	$24,777	$75,278	$73,518
Non-Same Property	71,125	36,425	65,686	200,466	84,341
	$97,196	$61,275	$90,463	$275,744	$157,859

Rental Property Operating Expenses
Same Property	$11,320	$10,617	$9,600	$30,720	$30,843
Non-Same Property	30,764	15,826	29,575	88,605	37,441
	$42,084	$26,443	$39,175	$119,325	$68,284

Rental Property Revenues
Consolidated Properties	$86,857	$47,575	$80,034	$244,375	$117,800
Discontinued Operations	601	2,870	967	2,923	8,810
Share of Unconsolidated Joint Ventures	9,738	10,830	9,462	28,446	31,249
	$97,196	$61,275	$90,463	$275,744	$157,859

Rental Property Operating Expenses
Consolidated Properties	$38,685	$22,035	$35,959	$109,501	$55,111
Discontinued Operations	260	1,118	402	1,125	3,494
Share of Unconsolidated Joint Ventures	3,139	3,290	2,814	8,699	9,679
	$42,084	$26,443	$39,175	$119,325	$68,284

Cash Basis Rental Property Revenues
Rental Property Revenues	$97,196	$61,275	$90,463	$275,744	$157,859
Less: Straight Line Rent	4,168	3,245	5,001	16,819	7,795
Less: Other	1,550	693	1,620	4,754	819
	$91,478	$57,337	$83,843	$254,171	$149,245

Cash Basis Rental Property Revenues
Same Property	$25,974	$23,605	$24,611	$74,395	$69,703
Non-Same Property	65,504	33,732	59,232	179,774	79,542
	$91,478	$57,337	$83,843	$254,169	$149,245

Cash Basis Rental Property Expenses
Rental Property Operating Expenses	$42,084	$26,442	$39,175	$119,325	$68,284
Non-Cash Ground Rent Expense	4	14	3	10	27
	$42,088	$26,456	$39,178	$119,335	$68,311

Cash Basis Rental Property Operating Expenses
Same Property	$11,322	$10,619	$9,602	$30,726	$30,850
Non-Same Property	30,766	15,837	29,576	88,608	37,461
	$42,088	$26,456	$39,178	$119,334	$68,311

(1) Amounts may differ slightly from other schedules contained herein due to rounding.
(2) Includes Company share of unconsolidated joint ventures.
(3) Annualized represents quarter amount annualized.
(4) See reconciliation above within previous pages of the Calculations and Reconciliations of Non-GAAP Financial Measures.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
DISCUSSION OF NON-GAAP FINANCIAL MEASURES

The Company uses non-GAAP financial measures in its filings and other public disclosures. The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors and (2) if material, any additional uses of the measure by management of the Company.
“2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historic performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties. The Company excludes from second generation costs amounts incurred to lease vacant space and other building improvements associated with properties acquired for redevelopment or repositioning.
“Cash Basis Net Operating Income” represents Net Operating Income excluding straight-line rents, amortization of lease inducements, amortization of acquired above and below market rents, and non-cash ground lease expense.
“EBITDA” represents FFO plus consolidated and Company share of unconsolidated interest expense, non-real estate depreciation and amortization, income taxes, impairment losses, predevelopment charges, loss on debt extinguishment, gain on sale of third party business, participation interest income, acquisition and related costs, and preferred stock dividends and original issuance costs. Management believes that EBITDA provides analysts and investors with appropriate information to use in various ratios that evaluate the Company's level of debt.
"Funds Available for Distribution” (“FAD”) represents FFO adjusted to exclude the effect of straight-line rent and above and below market lease amortization less 2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures. Management believes that FAD provides analysts and investors with information that assists in the comparability of the Company's dividend policy with other real estate companies.
“FAD Before Certain Charges” represents FAD before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and related costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FAD Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations and dividend policy with other real estate companies.
“Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts' (“NAREIT”) definition, which is net income (loss) available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable real property, plus depreciation and amortization of real estate assets, impairment losses on depreciable investment property and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
FFO is used by industry analysts and investors as a supplemental measure of an equity REIT's operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates operating performance in part based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, as a performance measure for incentive compensation to its officers and other key employees.
“FFO Before Certain Charges” represents FFO before preferred share issuance costs write off, non-depreciable impairment losses, predevelopment and other charges, loss on debt extinguishment, acquisition and related costs, gain on sale of third party business, participation interest income and separation charges. Management believes that FFO Before Certain Charges provides analysts and investors with appropriate information related to the Company's core operations and for comparability of the results of its operations with other real estate companies.
“Net Operating Income” is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. Net Operating Income, which is rental property revenues less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation and amortization are also excluded from Net Operating Income for the reasons described under FFO above.
“Same Property Net Operating Income” represents Net Operating Income or Cash Basis Net Operating Income for those office properties that have been fully operational in each of the comparable reporting periods. A fully operational property is one that achieved 90% economic occupancy for each of the two periods presented or has been substantially complete and owned by the Company for each of the two periods presented and the preceding year. Same-Property Net Operating Income or Cash Basis Same Property Net Operating Income allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company's portfolio.